UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
November 1, 2006
  HYPERFEED TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-13093	36-3131704

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 S. Wacker Drive, Suite 300, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code
  (312) 913-2800

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 Corporate Governance and Management
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Termination of Employment of Principal Accounting Officer
     On September 29, 2006 Gemma R. Lahera, Principal Accounting Officer and Treasurer, was notified that her employment would terminate on October 31, 2006. Ms. Lahera did not have an employment agreement. The Company has not yet appointed an officer to replace Ms. Lahera.
Section 9 Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(a) Not applicable
(b) Not applicable
(c) Not applicable
(d) Not applicable

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERFEED TECHNOLOGIES, INC.

Date: November 2, 2006	By:	/s/ Paul Pluschkell

Paul Pluschkell President and Chief Executive Officer

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